                         CONSENT OF INDEPENDENT AUDITOR








                                   EXHIBIT 23.1

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                                                                    Exhibit 23.1

                          CONSENT OF INDEPENDENT AUDITOR



We consent to the incorporation by reference in the Registration Statements (Form S-8, No. 33-43675 and Form S-8, No. 333-69479) pertaining to the Wilmington Trust Thrift Savings Plan of our report dated June 9, 2000, with respect to the financial statements of the Wilmington Trust Thrift Savings Plan included in this Annual Report (Form 11-K/A) for the year ended December 31, 1999.



                                          /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 19, 2001